Exhibit 10.9
CONFIRMATION OF EXTENSION
OF FACILITY COMMITMENT
TERMINATION DATE

Aaron’s, LLC
400 Galleria Parkway SE, Suite 300
Atlanta, GA 30339
Attn: Chief Financial Officer
Telecopy Number: (855) 778-8565
Aaron’s, LLC
400 Galleria Parkway SE, Suite 300
Atlanta, GA 30339
Attn: General Counsel
Telecopy Number: (855) 778-8565
The Participants party to the Loan Facility
Agreement referenced below

November 10, 2021
Ladies and Gentlemen,
Reference is made to the Loan Facility Agreement and Guaranty dated as of November 17, 2020 (as amended and in effect on the date hereof, the “Loan Facility Agreement”), among Aaron’s, LLC, a Georgia limited liability company (“Sponsor”), Holdings, the Participants from time to time party thereto and Truist Bank (“Servicer”). Terms defined in the Loan Facility Agreement are used herein with the same meanings.
In accordance with the provisions of Section 2.8 of the Loan Facility Agreement, each Participant has confirmed in writing to the Servicer its consent to the extension of the Facility Commitment Termination Date from November 16, 2021 (the “Existing Facility Commitment Termination Date”) to November 15, 2022. Accordingly, effective as of the Existing Facility Commitment Termination Date, the Facility Commitment Termination Date is hereby deemed extended to November 15, 2022.
Very truly yours,
TRUIST BANK, as Servicer
By
Name:
Title: